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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)               August 24, 1999



                           Commission File #0-18018


                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)



            Delaware                                         76-0254329
       -----------------                                  -----------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)



 740 Belleville Avenue, New Bedford, MA                        02745
 --------------------------------------                        -----
(Address of principal executive offices)                    (Zip Code)



                                (508) 994-9661
                             --------------------
                         Registrant's telephone number


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ITEM 5.  OTHER EVENTS

On August 24, 1999, Aerovox Inc. (the "Company") reported (copy of press release attached) that Senior Vice President and Chief Financial Officer, Jeffrey A. Templer has resigned from the Company effective September 3, 1999. Mr. Templer is leaving his position to pursue another opportunity.

A search is currently underway to hire a replacement for Mr. Templer.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AEROVOX INCORPORATED


DATE  August 30, 1999                   BY  /s/ JEFFREY A TEMPLER
                                            -------------------------------
                                            Jeffrey A. Templer, Senior Vice
                                            President and Chief Financial
                                            Officer